Magnitude International Limited
Company No. 415324
incorporated in the Cayman Islands
(the *Company*)

Unanimous written resolutions of the shareholders of the Company

1 SUBDIVISION OF SHARE CAPITAL

1.1 **It is resolved,** by **ORDINARY RESOLUTION,** that:

(a) the 1,000,000 issued ordinary shares of par value US$0.001 each in the capital of the Company be subdivided into 40,000,000 issued ordinary shares of par value US$0.000025 each; and

(b) the 499,000,000 authorised but unissued ordinary shares of par value US$0.001 each in the capital of the Company be subdivided into 19,960,000,000 authorised but unissued ordinary shares of par value US$0.000025 each,

(the ***Subdivision***).

1.2 **It is resolved,** by **ORDINARY RESOLUTION,** that as a consequence of the Subdivision, the authorised share capital of the Company will be changed:

FROM: US$500,000 divided into 500,000,000 shares of par value US$0.001 each,

TO: US$500,000 divided into 20,000,000,000 shares of par value US$0.000025 each.

2 AMENDMENT OF MEMORANDUM OF ASSOCIATION

It is resolved, by **SPECIAL RESOLUTION,** that the Company's Memorandum of Association be and is amended by deleting clause 5 in its entirety and replacing it with the following:

"The share capital of the Company is USD500,000.00 divided into 20,000,000,000 Ordinary shares of par value of USD0.000025 each."

3 ELECTRONIC EXECUTION

These written resolutions may be executed by electronic means, including images of manually executed signatures transmitted by electronic format (including "pdf", "tif" or "jpg") and other electronic signatures (including DocuSign and AdobeSign).

4 COUNTERPARTS

These written resolutions may be signed in any number of counterparts and all of the counterparts taken together shall constitute one and the same document. The written resolutions are effective when the last signatory signs them.

[Signature page(s) to follow]

May 27, 2025

For and on behalf of
Beyond Merchant Limited
Name: Cheung Sze Wah Sam
Title: Director
Shareholder

Date

For and on behalf of
Canningale Investments Limited
Name:
Title:
Shareholder

Date

CHENG Sze Man, Claudia
Shareholder

Date

May 27, 2025

CHI Raymond Wai Ming
Shareholder

Date

CHOO Kay Chon
Shareholder

Date

[Signature Page – Shareholder Resolutions of Magnitude International Limited]

....
For and on behalf of Date
Beyond Merchant Limited
Name:
Title:
Shareholder

.... May 27, 2025
For and on behalf of Date
Canningale Investments Limited
Name: Cheung Ching Ping, Stephen
Title: Director
Shareholder

....
CHENG Sze Man, Claudia Date
Shareholder

....
CHI Raymond Wai Ming Date
Shareholder

....
CHOO Kay Chon Date
Shareholder

[Signature Page – Shareholder Resolutions of Magnitude International Limited]

....
For and on behalf of
Beyond Merchant Limited
Name:
Title:
Shareholder

....
Date

....
For and on behalf of
Canningale Investments Limited
Name:
Title:
Shareholder

....
Date

....
CHENG Sze Man, Claudia
Shareholder

May 27, 2025
....
Date

....
CHI Raymond Wai Ming
Shareholder

....
Date

....
CHOO Kay Chon
Shareholder

....
Date

[Signature Page – Shareholder Resolutions of Magnitude International Limited]

For and on behalf of
Beyond Merchant Limited
Name:
Title:
Shareholder

Date

For and on behalf of
Canningale Investments Limited
Name:
Title:
Shareholder

Date

CHENG Sze Man, Claudia
Shareholder

Date

CHI Raymond Wai Ming
Shareholder

Date

CHOO Kay Chon
Shareholder

May 27, 2025
Date

[Signature Page – Shareholder Resolutions of Magnitude International Limited]

GENERAL REGISTRY CAYMAN ISLANDS

YIP KA KI CHERRY

May 27, 2025

For and on behalf of
KeyStone Builders Group Limited
Name: Yip Ka Ki Cherry
Title: Director
Shareholder

Date

For and on behalf of
Kingkey Holdings (International) Limited
Name:
Title:
Shareholder

Date

May 27, 2025

For and on behalf of
SwiftBuild Solutions Group Limited
Name: CHEUNG Sai Ho
Title: Director
Shareholder

Date

For and on behalf of
XJL International Ltd
Name:
Title:
Shareholder

Date

[Signature Page – Shareholder Resolutions of Magnitude International Limited]

....

For and on behalf of
KeyStone Builders Group Limited
Name:
Title:
Shareholder

Date

.... May 27, 2025 ....

For and on behalf of
Kingkey Holdings (International) Limited
Name: Chen Jiajun
Title: Director
Shareholder

Date

....

For and on behalf of
SwiftBuild Solutions Group Limited
Name:
Title:
Shareholder

Date

....

For and on behalf of
XJL International Ltd
Name:
Title:
Shareholder

Date

[Signature Page – Shareholder Resolutions of Magnitude International Limited]

For and on behalf of
KeyStone Builders Group Limited
Name:
Title:
Shareholder

Date

For and on behalf of
Kingkey Holdings (International) Limited
Name:
Title:
Shareholder

Date

For and on behalf of
SwiftBuild Solutions Group Limited
Name:
Title:
Shareholder

Date

For and on behalf of
XJL International Ltd
Name: Lim Say Wei
Title: Director
Shareholder

May 27, 2025
Date